                                                                   EXHIBIT 10(x)

                            SHAREHOLDERS' AGREEMENT

          THIS SHAREHOLDERS' AGREEMENT (this "Agreement") is entered into as of December 19, 1995, by and among the persons who are listed as "Shareholders" in Exhibit A (the "Management Shareholders") (including any Prospective Transferees, as defined in Section 3 hereof, the "Shareholders"), Fitzgeralds Gaming Corporation (the "Company") and First Interstate Bank of Nevada, N.A., a national banking association (the "Warrant Agent"), as warrant agent for the holders from time to time (the "Warrantholders") of the common stock purchase warrants (the "Warrants"), each initially to purchase one share of common stock, par value $.01 per share ("Common Stock"), of the Company issued pursuant to that certain Warrant Agreement, of even date herewith, (the "Warrant Agreement"), by and between the Company, and the Warrant Agent.

                                R E C I T A L S

          WHEREAS, pursuant to that certain Underwriting Agreement, dated December 13, 1995, by and between the Company and Jefferies & Company, Inc., the Company will offer (the "Offering") to the public (i) 123,000 Note Units, each consisting of (A) $1,000 principal amount of 13% Senior Secured Notes due 2002 of the Company and (B) 13.59368 Warrants and (ii) 800,000 Preferred Stock Warrants, each consisting of (A) one share of Cumulative Redeemable Preferred Stock of the Company and (B) 1.25402 Warrants;

          WHEREAS, each of the Shareholders owns the number of shares of Common Stock set forth opposite his name on Exhibit A; and

          WHEREAS, in connection with the Offering, the Shareholders, the Company and the Warrant Agent desire to enter into this Agreement in order to establish certain rights of the Warrantholders, and of the holders of shares of Common Stock issuable upon exercise thereof ("Warrant Shares"), in the event of certain sales, transfers, exchanges or other dispositions of the capital stock of the Company by the Shareholders or their transferees.

                               A G R E E M E N T

          NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Acknowledgment of Warrant Agreement Obligations. Each Shareholder hereby acknowledges, and on behalf of himself and his assignees, transferees and successors, agrees to be bound by: (i) the provisions of Section 16(a) of the Warrant Agreement, which provisions may, among other things, entitle the Warrantholders or the



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holders of Warrant Shares to require a purchaser of Common Stock from a
Significant Shareholder, as defined in the Warrant Agreement, to purchase Warrants or Warrant Shares from the Warrantholders or the holders of the Warrant Shares, and (ii) the provisions of Section 16(b) of the Warrant Agreement, which provisions may, among other things, entitle the Warrantholders to require an entity that will acquire more than 50% in value of the outstanding Common Stock of the Company from the Shareholders (as more specifically defined in the Warrant Agreement, a "Holding Company") to offer to each Warrantholder the right to exchange its Warrants for warrants exercisable for the number of shares of stock or other securities or property of the Holding Company to which a holder of the Warrant Shares deliverable upon exercise of such Warrants would have been entitled had such holder exercised its Warrants in full immediately prior to the Holding Company Transaction (as defined in the Warrant Agreement) and sold, exchanged or transferred all of such Warrant Shares in the Holding Company Transaction.

        The foregoing is only a summary of the provisions of Section 16 of the Warrant Agreement, and each of the Shareholders agrees, on behalf of himself and his assignees, transferees and successors, to be bound by the provisions of
Section 16 of the Warrant Agreement as if set forth herein in full. The Company and the Warrant Agent agree to notify the holders of Warrants in writing promptly after obtaining actual knowledge of any transaction to which Section 16(a) or 16(b) of the Warrant Agreement may apply.

        2.      Stock Certificate Legend.

                (a) Endorsement of Stock Certificates. Each certificate representing shares of Common Stock of the Company now held by or hereinafter acquired by any Management Shareholder (other than Jerome H. Turk) (the "Legended Shares") shall be surrendered to the Company's transfer agent and substitute certificates shall be issued therefor, which certificates shall be endorsed with the following legend:

                "IN ACCORDANCE WITH THE SHAREHOLDERS' AGREEMENT (AS MAY BE AMENDED FROM TIME TO TIME, THE "SHAREHOLDERS' AGREEMENT"), DATED AS OF DECEMBER 19, 1995, BY AND AMONG THE SHAREHOLDERS OF FITZGERALDS GAMING CORPORATION (THE "COMPANY") PARTIES THERETO AND FIRST INTERSTATE BANK OF NEVADA, N.A., AS WARRANT AGENT (THE "WARRANT AGENT"), THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN SECTION 16 OF THE WARRANT AGREEMENT (AS MAY BE AMENDED FROM TIME TO TIME, THE "WARRANT AGREEMENT"), DATED AS OF DECEMBER 19, 1995, BY AND BETWEEN THE COMPANY AND THE WARRANT AGENT. A COPY OF THE SHAREHOLDERS' AGREEMENT AND THE WARRANT AGREEMENT WILL
        BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.


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      THESE SECURITIES MAY NOT BE RESOLD OR TRANSFERRED UNLESS SUCH CONDITIONS
      ARE COMPLIED WITH, IF APPLICABLE.

                  A TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE
      (A) WILL BE BOUND BY THE PROVISIONS OF SECTION 16(a) OF THE WARRANT AGREEMENT (IF SUCH TRANSFEREE IS, AT ANY TIME WHILE HOLDING SUCH SHARES, A "SIGNIFICANT SHAREHOLDER" AS DEFINED IN THE WARRANT AGREEMENT) AND (B) WILL BE BOUND BY THE PROVISIONS OF SECTION 16(B), IN EACH CASE UNLESS AND UNTIL A QUALIFIED PUBLIC OFFERING OR A QUALIFIED PUBLIC COMPANY MERGER (EACH AS DEFINED IN THE WARRANT AGREEMENT) OCCURS."

Jerome H. Turk agrees that, promptly after becoming a Significant Shareholder, he will surrender all shares of Common Stock beneficially owned by him to the Company's transfer agent, and substitute certificates shall be issued therefor bearing the foregoing legend; and, after the placement of such legend on such certificates, the shares of Common Stock owned by Mr. Turk shall be "Legended Shares" for the purposes of this Agreement.

                  (b) Removal of Legend from Stock Certificates. Upon the occurrence of a Qualified Public Offering or a Qualified Public Company Merger (each as defined in the Warrant Agreement), each holder of certificates representing Legended Shares shall be entitled to surrender such certificates to the Company for certificates not bearing the legend set forth in Paragraph 2(a). In addition, in connection with any sale by a Shareholder of Legended Shares pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, the Shareholder selling such shares shall be entitled to surrender the certificates representing such shares to the Company for certificates not bearing the legend set forth in Paragraph 2(a).

           3.     Transferees of Shareholders.

                  (a) Transferees to Execute Agreement. No person holding Legended Shares shall sell, exchange, or in any other manner dispose of or transfer such shares unless, prior to the consummation of any such sale or exchange, or other disposition or transfer, the person to whom such sale, other disposition or transfer or with whom such exchange is proposed to be made (for purposes of this Paragraph 3, a "Prospective Transferee") executes and delivers to the Company and the Warrant Agent a copy of this Agreement. Upon the execution and delivery by such Prospective Transferee of this Agreement, such Prospective Transferee shall be subject to the provisions of this Agreement as though such Prospective Transferee were a "Shareholder" hereunder, and shall be deemed to have agreed to the provisions of Section 16(a) (to the extent applicable to such Prospective Transferee) and Section 16(b) of the Warrant Agreement with respect to any Legended Shares to be acquired.

                  (b) Transfers in Violation Void Ab Initio. Any attempt to sell, exchange, or in any other manner dispose of or transfer shares of Common Stock not in




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compliance with this Agreement shall be null and void ab initio and neither the
Company nor any transfer agent shall give effect in the Company's stock records to such attempted sale, exchange or other disposition or transfer.

     4. Warrantholders Third-Party Beneficiaries. The Warrantholders and holders of Warrant Shares from time to time are and shall be deemed to be intended third-party beneficiaries of this Agreement. It being agreed by the Shareholders that damages at law would be an insufficient remedy in the event of a breach of this Agreement by any Shareholder, each Warrantholder and holder of Warrant Shares shall be entitled to apply for and have injunctive or other equitable relief in any court of competent jurisdiction to restrain the breach or threatened breach of, or otherwise specifically to enforce, any of such Shareholder's covenants set forth in this Agreement.

     5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Shareholders, the Warrantholders and holders of Warrant Shares, and their respective heirs, personal representatives, successors, transferees and assigns; provided, however, that nothing contained herein shall be construed either as (i) granting to any Shareholder bound by the provisions of Section 16(a) or 16(b) of the Warrant Agreement the right to transfer any shares of Common Stock without complying with Sections 16(a) and/or 16(b), as applicable, of the Warrant Agreement or (ii) causing any party hereto to be deemed a "Significant Shareholder" as defined in the Warrant Agreement who would not otherwise be a Significant Shareholder pursuant to the provisions of the Warrant Agreement.

     6. Amendments and Waivers. No amendment to or waiver of any provision of this Agreement or to Section 16(a) of the Warrant Agreement that would materially and adversely affect the Warrantholders and/or the holders of Warrant Shares from time to time shall be made without the written consent of the Warrantholders and the holders of the Warrant Shares, voting together as a class, holding or having the right to acquire a majority of the Warrant Shares. No amendment to or waiver of any provision of Section 16(b) of the Warrant Agreement that would materially and adversely affect the Warrantholders from time to time shall be made without the written consent of Warrantholders having the right to acquire a majority of the Warrant Shares.


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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the date first above written.

                                   SHAREHOLDERS

                                   /s/  JEROME H. TURK
                                   ------------------------------------
                                   Jerome H. Turk

                                   Philip D. Griffith Trust

                                   By: /s/  PHILIP D. GRIFFITH
                                      ----------------------------------
                                      Philip D. Griffith, Trustee

                                   Oliver Special Trust

                                   By: /s/ TERRANCE W. OLIVER
                                      ----------------------------------
                                      Terrance  W. Oliver, Trustee


                                   FITZGERALDS GAMING
                                   CORPORATION

                                   By: /s/ PHILIP D. GRIFFITH
                                      ------------------------------------
                                      Name:
                                      Title:

                                   FIRST INTERSTATE BANK OF
                                   NEVADA, N.A., A NATIONAL BANKING
                                   ASSOCIATION

                                   By:  /s/ DAN ATFIELD
                                      -------------------------------------
                                      Name:  Dan Atfield
                                      Title: Vice-President

PROSPECTIVE TRANSFEREES
[To be executed at time of transfer
pursuant to Section 3]


                             Date:
---------------------------       ---------------


                             Date:
---------------------------       ---------------


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PROSPECTIVE TRANSFEREES
[To be executed at time of transfer
pursuant to Section 3]
(Cont'd.)


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                           Date:
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                           Date:
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                           Date:
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                                    EXHIBIT A

                                  SHAREHOLDERS


     Name                    Address/Telecopy               No. of Shares Owned
     ----                    ----------------               -------------------
Jerome H. Turk               301 Fremont Street                    833,948
                             Las Vegas, Nevada 89101
                             (702) 382-5562

Philip Griffith Trust        301 Fremont Street                  2,558,222
                             Las Vegas, Nevada 89101
                             (702) 382-5562

Oliver Special Trust         300 E. Second Street,                 135,571
                             Reno, Nevada 89501
                             (702) 382-5562


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